SUMMARY PROSPECTUS
Franklin Global Allocation Fund Franklin Fund Allocator Series May 1, 2021

Class A	Class C	Class R	Class R6	Advisor Class
FFALX	FFACX	FFARX	FFAQX	FFAAX

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information, reports to shareholders and other information about the Fund online at www.franklintempleton.com/prospectus. You can also get this information at no cost by calling (800) DIAL BEN/342-5236 or by sending an e-mail request to prospectus@franklintempleton.com. The Fund's prospectus and statement of additional information, both dated May 1, 2021, as may be supplemented, are all incorporated by reference into this Summary Prospectus.

Investment Goal

The highest level of long-term total return that is consistent with an acceptable level of risk.

Fees and Expenses of the Fund

These tables describe the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may qualify for sales charge discounts in Class A if you and your family invest, or agree to invest in the future, at least $50,000 in Franklin Templeton funds. More information about these and other discounts is available from your financial professional and under “Your Account” on page 44 in the Fund's Prospectus and under “Buying and Selling Shares” on page 81 of the Fund’s Statement of Additional Information. In addition, more information about sales charge discounts and waivers for purchases of shares through specific financial intermediaries is set forth in Appendix A - "Intermediary Sales Charge Discounts and Waivers" to the Fund's prospectus.

Please note that the tables and examples below do not reflect any transaction fees that may be charged by financial intermediaries, or commissions that a shareholder may be required to pay directly to its financial intermediary when buying or selling Class R6 or Advisor Class shares.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C	Class R	Class R6	Advisor Class
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	5.50%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as percentage of the lower of original purchase price or sale proceeds)	None[1]	1.00%	None	None	None

1. There is a 1% contingent deferred sales charge that applies to investments of $1 million or more (see "Investments of $1 Million or More" under "Choosing a Share Class") and purchases by certain retirement plans without an initial sales charge on shares sold within 18 months of purchase.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class R	Class R6	Advisor Class
Management fees[1]	0.58%	0.58%	0.58%	0.58%	0.58%
Distribution and service (12b-1) fees	0.25%	1.00%	0.50%	None	None
Other expenses[1]	0.14%	0.14%	0.14%	0.19%	0.14%
Acquired fund fees and expenses[1]	0.05%	0.05%	0.05%	0.05%	0.05%
Total annual Fund operating expenses[1]	1.02%	1.77%	1.27%	0.82%	0.77%
Fee waiver and/or expense reimbursement2, [3]	-0.04%	-0.04%	-0.04%	-0.19%	-0.04%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement1, 2, [3]	0.98%	1.73%	1.23%	0.63%	0.73%

1. The fees and expenses in the table above have been restated to reflect the addition of the management fee for the Fund, as well as changes in other expenses and acquired fund fees and expenses due to changes in the Fund’s investment strategies effective on February 1, 2021. Consequently, the total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights.

2. The transfer agent has contractually agreed to limit its fees on Class R6 shares to 0.03% until April 30, 2022. During the term, this fee waiver and expense reimbursement agreement may not be terminated or amended without approval of the board of trustees except to add series and classes, to reflect the extension of termination dates or to lower the cap on Fund’s fees and expenses (which would result in lower fees for shareholders).

3. The investment manager has contractually agreed to waive or assume certain expenses so that total annual fund operating expenses (including acquired fees and expenses but excluding Rule 12b-1 fees and certain non-routine expenses) for each class of the Fund do not exceed 0.73% until April 30, 2022. During their terms, these fee waiver and expense reimbursement agreements may not be terminated or amended without approval of the board of trustees except that the investment manager or transfer agent may amend the agreement to add series and classes, to reflect the extension of termination dates, or to lower the cap on fees and expenses, which would result in lower fees for shareholders.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects adjustments made to the Fund's operating expenses due to the fee waivers and/or expense reimbursements by management for the 1 Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$ 644	$ 853	$ 1,079	$ 1,726
Class C	$ 276	$ 553	$ 956	$ 2,081
Class R	$ 125	$ 399	$ 693	$ 1,530
Class R6	$ 64	$ 243	$ 436	$ 996
Advisor Class	$ 75	$ 242	$ 424	$ 950
If you do not sell your shares:
Class C	$ 176	$ 553	$ 956	$ 2,081

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 4.07% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests in a diversified portfolio of debt and equity securities and, to a lesser extent, alternative strategies. The Fund seeks the highest level of long-term total return within an acceptable level of risk, which the investment manager believes is a level of risk consistent with a moderate to growth oriented investor. In evaluating the Fund's risk level, the investment manager analyzes various factors such as portfolio volatility, portfolio concentration, long-term expected return and risks of various markets and short-term tactical views. In general, the portfolio seeks to be well diversified against any risks in any one asset class or market. The Fund may shift its investments from one asset class to another based on the investment manager’s analysis of the best opportunities for the Fund’s portfolio in a given market. In addition, under normal market conditions, at least 40% of the Fund’s net assets are invested in non-U.S. investments and in at least three different countries, either directly or through depositary receipts, including in emerging markets.

The equity securities in which the Fund invests are primarily common stock. The Fund may invest in companies in any economic sector or of any market capitalization. The debt securities in which the Fund may invest include all varieties of fixed, floating and variable rate instruments, including secured and unsecured bonds and senior floating rate and term loans. Bond investments may include U.S. and foreign corporate debt, U.S. Treasuries and foreign government bonds. The Fund may invest in debt securities of any duration or maturity. The Fund generally invests in investment grade debt securities, but may invest in bonds rated below investment grade, sometimes referred to as "junk bonds." The investment manager expects that the Fund will invest 10% (but no more than 15%) of its assets in alternative strategies. The Fund’s investments in alternative strategies may include investments that provide exposure to commodities such as commodity futures and commodity exchange traded funds (ETFs).

The Fund may invest up to 10% of its assets in other affiliated mutual funds or affiliated and unaffiliated ETFs.

The Fund may also use derivatives for both hedging and non-hedging (investment) purposes. The Fund’s derivative investments may include, among other instruments: (i) futures contracts, including equity futures, interest rate/bond futures, currency futures and commodity futures; (ii) swaps, including interest rate, inflation index and credit default swaps; (iii) options, including equity options and options on equity futures; and (iv) currency forward contracts. In addition, the Fund may invest in derivatives through its investments in ETFs. These derivatives may be used to enhance Fund returns, increase liquidity, gain exposure to certain instruments or markets in a more efficient or less expensive way and/or hedge risks associated with its other portfolio investments. The results of such transactions may also represent, from time to time, a material component of the Fund’s investment returns.

The Fund's investment manager searches for undervalued or out-of-favor securities it believes offer opportunities for income today and significant growth tomorrow. In analyzing both corporate debt and equity securities, the investment manager considers a variety of factors, including: a security's relative value based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage, and earnings prospects; the experience and strength of the company's management; the company's changing financial condition and market recognition of the change; the company's sensitivity to changes in interest rates and business conditions; and the company's debt maturity schedules and borrowing requirements. When choosing investments for the Fund, the investment manager generally performs independent analysis of the debt securities being considered for the Fund's portfolio, rather than relying principally on the ratings assigned by rating organizations. In addition, the investment manager may use quantitative modeling to assist in the selection of investments for the Fund.

Principal Risks

You could lose money by investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government.

Market   The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The market value of a security or other investment may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all investments. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

The current global outbreak of the novel strain of coronavirus, COVID-19, has resulted in market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain the spread of COVID-19 have resulted in global travel restrictions and disruptions of healthcare systems, business operations and supply chains, layoffs, reduced consumer demand, defaults and credit ratings downgrades, and other significant economic impacts. The effects of COVID-19 have impacted global economic activity across many industries and may heighten other pre-existing political, social and economic risks, locally or globally. The full impact of the COVID-19 pandemic is unpredictable and may adversely affect the Fund’s performance.

Stock prices tend to go up and down more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by the Fund.

Foreign Securities (non-U.S.)   Investing in foreign securities typically involves more risks than investing in U.S. securities, and includes risks associated with: (i) internal and external political and economic developments – e.g., the political, economic and social policies and structures of some foreign countries may be less stable and more volatile than those in the U.S. or some foreign countries may be subject to trading restrictions or economic sanctions; (ii) trading practices – e.g., government supervision and regulation of foreign securities and currency markets, trading systems and brokers may be less than in the U.S.; (iii) availability of information – e.g., foreign issuers may not be subject to the same disclosure, accounting and financial reporting standards and practices as U.S. issuers; (iv) limited markets – e.g., the securities of certain foreign issuers may be less liquid (harder to sell) and more volatile; and (v) currency exchange rate fluctuations and policies. The risks of foreign investments may be greater in developing or emerging market countries.

Emerging Markets   The Fund’s investments in emerging market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets, including: delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasiveness of corruption and crime; currency exchange rate volatility; and inflation, deflation or currency devaluation.

Sovereign Debt Securities   Sovereign debt securities are subject to various risks in addition to those relating to debt securities and foreign securities generally, including, but not limited to, the risk that a governmental entity may be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations when due because of cash flow problems, insufficient foreign reserves, the relative size of the debt service burden to the economy as a whole, the government’s policy towards principal international lenders such as the International Monetary Fund, or the political considerations to which the government may be subject. If a sovereign debtor defaults (or threatens to default) on its sovereign debt obligations, the indebtedness may be restructured. Some sovereign debtors have in the past been able to restructure their debt payments without the approval of some or all debt holders or to declare moratoria on payments. In the event of a default on sovereign debt, the Fund may also have limited legal recourse against the defaulting government entity.

Interest Rate   When interest rates rise, debt security prices generally fall. The opposite is also generally true: debt security prices rise when interest rates fall. Interest rate changes are influenced by a number of factors, including government policy, monetary policy, inflation expectations, perceptions of risk, and supply of and demand for bonds. In general, securities with longer maturities or durations are more sensitive to interest rate changes.

Credit   An issuer of debt securities may fail to make interest payments or repay principal when due, in whole or in part. Changes in an issuer's financial strength or in a security's or government's credit rating may affect a security's value.

Liquidity   From time to time, the trading market for a particular security or type of security or other investments in which the Fund invests may become less liquid or even illiquid. Reduced liquidity will have an adverse impact on the Fund’s ability to sell such securities or other investments when necessary to meet the Fund’s liquidity needs, which may arise or increase in response to a specific economic event or because the investment manager wishes to purchase particular investments or believes that a higher level of liquidity would be advantageous. Reduced liquidity will also generally lower the value of such securities or other investments. Market prices for such securities or other investments may be relatively volatile.

Management   The Fund is actively managed and could experience losses if the investment manager's judgment about markets, future volatility, interest rates, industries, sectors and regions or the attractiveness, relative values, liquidity, effectiveness or potential appreciation of particular investments made for the Fund’s portfolio prove to be incorrect. The investment manager’s allocation of Fund assets among different asset classes and direct investments may not prove beneficial in light of subsequent market events. There can be no guarantee that these techniques or the investment manager’s investment decisions will produce the desired results.

Use of Models   The investment manager may use modeling systems to implement its investment strategies for the Fund. There is no assurance that the modeling systems are complete or accurate, or representative of future market cycles, nor will they necessarily be beneficial to the Fund even if they are accurate. They may negatively affect Fund performance and the ability of the Fund to meet its investment goal for various reasons including human judgment, inaccuracy of historical data and non-quantitative factors (such as market or trading system dysfunctions, investor fear or over-reaction).

High-Yield Debt Securities   Issuers of lower-rated or “high-yield” debt securities (also known as “junk bonds”) are not as strong financially as those issuing higher credit quality debt securities. High-yield debt securities are generally considered predominantly speculative by the applicable rating agencies as their issuers are more likely to encounter financial difficulties because they may be more highly leveraged, or because of other considerations. In addition, high yield debt securities generally are more vulnerable to changes in the relevant economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments when due. The prices of high-yield debt securities generally fluctuate more than those of higher credit quality. High-yield debt securities are generally more illiquid (harder to sell) and harder to value.

Derivative Instruments   The performance of derivative instruments (including currency derivatives) depends largely on the performance of an underlying instrument, such as a currency, security, interest rate or index, and such instruments often have risks similar to the underlying instrument, in addition to other risks. Derivative instruments involve costs and can create economic leverage in the Fund’s portfolio which may result in significant volatility and cause the Fund to participate in losses (as well as gains) in an amount that significantly exceeds the Fund’s initial investment. Other risks include illiquidity, mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the Fund may not realize the intended benefits. Their successful use will usually depend on the investment manager’s ability to accurately forecast movements in the market relating to the underlying instrument. Should a market or markets, or prices of particular classes of investments move in an unexpected manner, especially in unusual or extreme market conditions, the Fund may not achieve the anticipated benefits of the transaction, and it may realize losses, which could be significant. If the investment manager is not successful in using such derivative instruments, the Fund’s performance may be worse than if the investment manager did not use such derivative instruments at all. When a derivative is used for hedging, the change in value of the derivative instrument may also not correlate specifically with the currency, security, interest rate, index or other risk being hedged. There is also the risk, especially under extreme market conditions, that an instrument, which usually would operate as a hedge, provides no hedging benefits at all.

Depositary Receipts   Depositary receipts are subject to many of the risks of the underlying security. The Fund could be exposed to the credit risk of the custodian or financial institution, and in cases where the issuer’s home country does not have developed financial markets, greater market risk. In addition, the depository institution may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. The Fund would be expected to pay a share of the additional fees, which it would not pay if investing directly in the foreign securities. The Fund may experience delays in receiving its dividend and interest payments or exercising rights as a shareholder.

Alternative Strategies   In addition to risks associated with more traditional investments (e.g., market risk, credit risk, etc.), the Fund’s investments in alternative strategies may expose the Fund to potentially significant fluctuations in value. The Fund’s alternative strategies investments may not work as intended, resulting in potentially significant losses for the Fund. Furthermore, alternative strategies may employ leverage and/or focus on narrow segments of the market, which may magnify the Fund’s overall risks and volatility.

Investing in Underlying Investment Companies   To the extent the Fund invests in underlying investment companies, including ETFs, the Fund’s performance is related to the performance of the underlying investment companies held by it. In addition, shareholders of the Fund will indirectly bear the fees and expenses of the underlying investment companies and such investments may be more costly than if the Fund had owned the underlying securities directly. In addition, the Fund pays brokerage commissions in connection with the purchase and sale of shares of ETFs.

LIBOR Transition   The Fund invests in financial instruments that may have floating or variable rate calculations for payment obligations or financing terms based on the London Interbank Offered Rate (LIBOR), which is the benchmark interest rate at which major global banks lend to one another in the international interbank market for short-term loans. It is currently anticipated that LIBOR will be discontinued by the end of 2021 and will cease to be published after that time. Although many LIBOR rates will be phased out at the end of 2021 as originally intended, a selection of widely used USD LIBOR rates will continue to be published until June 2023 in order to assist with the transition. The impact of the discontinuation of LIBOR and the transition to an alternative rate on the Fund’s portfolio remains uncertain. There can be no guarantee that financial instruments that transition to an alternative reference rate will retain the same value or liquidity as they would otherwise have had.

Commodities   The Fund's exposure to investments in physical commodities presents unique risks. Investing in physical commodities, including through commodity-linked derivative instruments such as commodity-linked total return swaps, commodity-linked futures, and options thereon, is speculative and can be extremely volatile. Market prices of commodities may fluctuate rapidly based on numerous factors, including: changes in supply and demand relationships (whether actual, perceived, anticipated, unanticipated or unrealized); weather; agriculture; trade; domestic and foreign political and economic events and policies; diseases; pestilence; technological developments; and monetary and other governmental policies, action and inaction. The current or “spot” prices of physical commodities may also affect, in a volatile and inconsistent manner, the prices of futures contracts in respect of the relevant commodity. Certain commodities are used primarily in one industry, and fluctuations in levels of activity in (or the availability of alternative resources to) one industry may have a disproportionate effect on global demand for a particular commodity. Moreover, recent growth in industrial production and gross domestic product has made China and other developing nations oversized users of commodities and has increased the extent to which certain commodities prices are influenced by those markets.

Value Style Investing   A value stock may not increase in price as anticipated by the investment manager if other investors fail to recognize the company's value and bid up the price, the markets favor faster-growing companies, or the factors that the investment manager believes will increase the price of the security do not occur or do not have the anticipated effect.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance from year to year for Class A shares. The table shows how the Fund's average annual returns for 1 year, 5 years, 10 years or since inception, as applicable, compared with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. On February 1, 2021, the Fund's investment strategies changed. The performance below prior to February 1, 2021 is attributable to the Fund’s performance before the strategy changes. You can obtain updated performance information at franklintempleton.com or by calling (800) DIAL BEN/342-5236.

The secondary indices in the table below shows how the Fund’s performance compares to groups of securities that align with the Fund’s expected exposure to U.S. and foreign equity, fixed income and alternative strategies.

Sales charges are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.

Class A Annual Total Returns

Best Quarter:	Q4'20	15.07%
Worst Quarter:	Q1'20	-22.45%
As of March 31, 2021, the Fund's year-to-date return was 2.15%.

Average Annual Total Returns
(figures reflect sales charges)

For the periods ended December 31, 2020

	1 Year	5 Years	10 Years
Franklin Global Allocation Fund - Class A
Return Before Taxes	-4.04%	5.17%	5.81%
Return After Taxes on Distributions	-6.24%	4.00%	4.82%
Return After Taxes on Distributions and Sale of Fund Shares	-1.75%	3.74%	4.41%
Franklin Global Allocation Fund - Class C	-0.15%	5.58%	5.62%
Franklin Global Allocation Fund - Class R	1.28%	6.10%	6.14%
Franklin Global Allocation Fund - Class R6	1.94%	3.30%[1]	—
Franklin Global Allocation Fund - Advisor Class	1.79%	6.65%	6.67%
MSCI All Country World Index-NR (index reflects no deduction for fees, expenses or taxes, but are net of dividend tax withholding)[2]	16.25%	12.25%	9.13%
S&P 500 Index (index reflects no deduction for fees, expenses or taxes)[2]	18.40%	15.21%	13.88%
Blended Benchmark (60% MSCI All Country World Index-NR, 30% Bloomberg Barclays Global Aggregate Bond Index and 10% cash and cash equivalents) (index reflects no deduction for fees, expenses or taxes, but are net of dividend tax withholding for the MSCI All Country World Index-NR)[3]	13.18%	9.11%	6.57%
MSCI World Index (index reflects no deduction for fees, expenses or taxes)	16.50%	12.81%	10.48%

1. Since inception August 1, 2017.

2. The MSCI All Country World Index-NR is replacing the S&P 500 Index® as the Fund's benchmark. The investment manager believes the composition of the MSCI All Country World Index-NR more accurately reflects the Fund's holdings.

3. The Blended Benchmark (60% MSCI All Country World Index-NR, 30% Bloomberg Barclays Global Aggregate Bond Index and 10% cash and cash equivalents) Index uses the rate of a U.S. 3-Month Treasury Bill as the returns on cash and cash equivalents.

No one index is representative of the Fund's portfolio.

The figures in the average annual total returns table above reflect the Class A maximum front-end sales charge of 5.50%. Prior to September 10, 2018, Class A shares were subject to a maximum front-end sales charge of 5.75%. If the prior maximum front-end sales charge of 5.75% was reflected, performance for Class A in the average annual total returns table would be lower.

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A and after-tax returns for other classes will vary.

Investment Manager

Franklin Advisers, Inc. (Advisers)

Portfolio Managers

Edward D. Perks, CFA   President and Director of Advisers and portfolio manager of the Fund since February 2021.

Todd Brighton, CFA   Portfolio Manager of Advisers and portfolio manager of the Fund since February 2021.

Eugene Podkaminer, CFA   Portfolio Manager of Advisers and portfolio manager of the Fund since February 2021.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund on any business day online through our website at franklintempleton.com, by mail (Franklin Templeton Investor Services, P.O. Box 997151, Sacramento, CA 95899-7151), or by telephone at (800) 632-2301. For Class A, C and R, the minimum initial purchase for most accounts is $1,000 (or $25 under an automatic investment plan). Class R6 and Advisor Class are only available to certain qualified investors and the minimum initial investment will vary depending on the type of qualified investor, as described under "Your Account — Choosing a Share Class — Qualified Investors — Class R6" and "— Advisor Class" in the Fund's prospectus. There is no minimum investment for subsequent purchases.

Taxes

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions would generally be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and
Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

Franklin Templeton Distributors, Inc. One Franklin Parkway San Mateo, CA 94403-1906 franklintempleton.com Franklin Global Allocation Fund

Investment Company Act file #811-07851
© 2021 Franklin Templeton. All rights reserved.
481 PSUM 05/21	00070401